Exhibit 10.1

EIGHTH AMENDMENT TO LOAN AGREEMENT AND FORBEARANCE AGREEMENT

THIS EIGHTH AMENDMENT TO LOAN AGREEMENT AND FORBEARANCE AGREEMENT (this “Agreement”) is made and entered into as of February 20, 2015 (the “Effective Date”), by and among TRANSCOASTAL PARTNERS, LLC, a Texas limited liability company, TRANSCOASTAL CORPORATION, a Texas corporation, and TRANSCOASTAL CORPORATION, a Delaware corporation (collectively, the “Borrower”), the Guarantors party hereto, the Lenders party hereto, Dalton Lott (the “Junior Lender”), the shareholders party hereto (the “Shareholders”), and MELODY BUSINESS FINANCE, LLC (“Melody”), as administrative agent (in such capacity, the “Agent”).

PRELIMINARY STATEMENT

WHEREAS, Borrower, the lenders from time to time party thereto (the “Lenders”), and Agent (as successor, by purchase and assignment, to Green Bank), are parties to that certain Loan Agreement, dated as of May 19, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Borrower has acknowledged that certain Events of Default have occurred and are continuing under the Loan Agreement;

WHEREAS, due to the existence and continuation of the Designated Events of Default (as defined below), Agent and Lenders are entitled to exercise rights and remedies available to them related to such Designated Events of Default, including, without limitation, the right to declare the loan described in the Loan Agreement due and payable, to collect such indebtedness, to make demand upon Borrower and the other Loan Parties and to exercise the legal rights and remedies available to them pursuant to the terms of the Loan Agreement and the other Loan Documents;

WHEREAS, Borrower has asked Agent and Lenders to temporarily forbear from exercising their rights and remedies under the Loan Agreement and the other Loan Documents with respect to the Designated Events of Default and to make certain amendments to the Loan Agreement;

WHEREAS, upon the terms and conditions contained herein, Agent and Lenders (acting by and through the Agent) are prepared to temporarily forbear from the exercise of the additional rights and remedies otherwise available to them at law, in equity or by agreement as a result of the Designated Events of Default, without waiving any of such rights and to make certain amendments to the Loan Agreement;

WHEREAS, the forbearance by Agent and Lenders from the current exercise of their rights and remedies as provided for in this Agreement, and the amendments set forth herein, shall result in direct and tangible benefits to Borrower;

WHEREAS, Agent and Lenders are willing to grant such forbearance and authorize Agent;

WHEREAS, the parties hereto desire to evidence (i) such amendments to the Loan Agreement and (ii) their understanding with respect to performance by Borrower during the Forbearance Period (as hereinafter defined) of certain covenants and other undertakings and agreements made by Borrower.

NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

1.             Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Loan Agreement shall have the meaning assigned to such term in the Loan Agreement.

“Closing Fee” has the meaning set forth in Section 5(a) hereto.

“Different Restructuring” has the meaning set forth in the Term Sheet.

“Junior Loan” has the meaning set forth in Section 7(a) hereto.

“Restructuring” has the meaning set forth in the Term Sheet.

“Shareholders” means each of (i) Stuart G. Hagler, (ii) David J. May and (iii) W.A. Westmoreland.

“Term Sheet” means the “Term Sheet” attached hereto and incorporated herein as Exhibit A.

2.             Amendments to Loan Agreement.

(a)     Section 1.1 of the Loan Agreement is hereby amended by amending and replacing the following definitions, in alphabetical order, as follows:

“Contract Rate” means in-kind interest at a rate per annum equal to 15%, which interest shall be paid by adding an amount equal to such unpaid interest to the then outstanding principal amount of the Loans (interest so paid, “PIK Interest”).”

“Default Rate” means the lesser of (a) the Maximum Rate and (b) the Contract Rate plus six percent (6%).”

(b)     Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions, in alphabetical order, as follows:

“Interest Payment Date” see Section 2.4.

“PIK Interest” see definition of “Contract Rate” in Section 1.1.

(c)     Section 2.4 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“2.4 Amortization. Interest on the unpaid principal balance of the Notes shall be due and payable monthly, in arrears, as it accrues on the first day of each month commencing the first day of June, 2011 (the “Interest Payment Date”), and continuing on the first day of each month thereafter. The Principal Debt then outstanding, plus accrued but unpaid interest then outstanding, shall be due and payable on the Maturity Date. In addition, principal payments may be required from time to time in accordance with the Borrowing Base reduction schedule set forth in Section 3.5 hereof. Administrative Agent is authorized to debit any Borrower’s operating account on the date payment is due for all Obligations, including without limitation, all payments of principal and interest due under the Note (and Borrowers shall be deemed to have requested a Loan for such purpose irrespective of satisfaction of conditions precedent thereto or whether any Event of Default or Potential Default then exists). The Borrowers shall deliver written notice to the Administrative Agent at least 5 Business Days prior to each Interest Payment Date setting forth a calculation of the PIK Interest to be paid on such Interest Payment Date. The Agent shall have the right to review and adjust any such calculations.”

3.             Acknowledgments by Borrower. Borrower acknowledges and agrees as follows:

(a)     Accuracy of Preliminary Statement. The recitals made in the Preliminary Statement hereof are accurate and are a part of this Agreement.

(b)     Existing Events of Default. The following Events of Default (collectively the “Existing Events of Default”) have occurred and are continuing under the Loan Agreement:

i.     Borrower incurred indebtedness under that certain loan agreement dated June 30, 2014, between Borrower and Dalton Lott, an individual, as further evidenced by that certain promissory note dated as of even date therewith in the original principal amount of $1,500,000 made by Borrower and payable to the order of Dalton Lott, in violation of Section 8.9 of the Loan Agreement, which constitutes an Event of Default under Section 10.3 of the Loan Agreement.

ii.     Borrower failed to maintain a debt service coverage ratio of at least 1.25 to 1.00 as of the end of the fiscal quarter ended September 30, 2014, as required by Section 8.3(b) of the Loan Agreement, which constitutes an Event of Default under Section 10.3 of the Loan Agreement;

iii.     Borrower failed to make principal payments on November 1, 2014, December 1, 2014, January 1, 2015 and February 1, 2015, as required by Section 3.6 of the Loan Agreement, which constitutes an Event of Default under Section 10.1 of the Loan Agreement; and

iv.     Borrower failed to cause all payments of production proceeds from the Mortgaged Properties to be deposited into the Cash Collateral Account, as required by Section 4.7 of the Loan Agreement, which constitutes an Event of Default under Section 10.1 of the Loan Agreement.

v.     None of the Guarantors have accounts at Green Bank

(c)     Anticipated Events of Default. Borrower anticipates that the following Events of Default have either occurred or will occur during the Forbearance Period (collectively the “Anticipated Events of Default,” and together with the Existing Events of Default, the “Designated Events of Default”):

i.     Borrower will fail to make any interest payments on the Loans as required by Section 2.4 of the Loan Agreement, which will constitute Events of Default under Section 10.1 of the Loan Agreement;

ii.     Borrower will fail to make principal payments, as required by Section 3.6 of the Loan Agreement, which will constitute Events of Default under section 10.1 of the Loan Agreement;

iii.     Borrower will fail to maintain a debt service coverage of at least 1.25 to 1.00, as required by Section 8.3(b) of the Loan Agreement, which will constitute an Event of Default under Section 10.3 of the Loan Agreement; and

iv.     Borrower will fail to make principal prepayments triggered by the next Determination Date, as required by Section 3.5 of the Loan Agreement, which will constitute an Event of Default under Section 10.1 of the Loan Agreement.

(d)     Acknowledgment of Default. Prior to the date hereof: (i) the Existing Events of Default exist under the Loan Agreement (and Borrower waives all notice requirements related to such Existing Events of Defaults, as well as any grace periods applicable to the cure of such Existing Events of Default); (ii) the Existing Events of Default are continuing; and (iii) as of the date hereof, no waiver by Agent or Lenders with respect to the Existing Events of Default or their respective rights and remedies with respect thereto is in effect;

(e)     Acknowledgment of Right to Accelerate. That (i) on and as of the Effective Date, Agent and Lenders have the right upon termination of the Forbearance Period (as hereinafter defined) to accelerate and declare the Obligations to be immediately due and payable and to make demand upon Borrower and/or any or all of the Guarantors for the payment in full of all such Obligations; (ii) such acceleration and demand for payment, if made, would be in all respects adequate and proper; and (iii) Borrower waives any and all further notice, presentment, notice of dishonor or demand with respect to the Obligations;

(f)     Acknowledgment of Indebtedness. That (i) as of the date hereof, Borrower is indebted to Agent and Lenders in the principal amount of $15,785,437.50 under the Loan Agreement; (ii) all such amounts remain outstanding and unpaid without setoff, counterclaim or defenses; and (iii) all such amounts are subject to increase, decrease or other adjustment as a result of any and all interest, fees and other charges including, without limitation, attorneys’ fees and costs of collection to the extent that such amounts are payable to Agent and/or Lenders under the Loan Documents (such amounts, “Fees and Expenses”);

(g)     Acknowledgement of Binding Effect of Documents. That (i) each of the Loan Documents to which it is a party has been duly executed and delivered to Agent, and each is in full force and effect as of the date hereof; (ii) its agreements and obligations contained in the Loan Documents and in this Agreement constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and it has no valid defense to the enforcement of such obligations; and (iii) Agent and Lenders are and shall be entitled to the rights, remedies and benefits provided for them in the Loan Documents and applicable law;

(h)     Acknowledgement of Liens. That Agent on behalf of Lenders has and shall continue to have valid, enforceable, first-priority and perfected Liens (subject to certain Permitted Liens) in the Collateral heretofore granted by the Loan Parties to the Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents;

(i)     Acknowledgment that Liabilities Continue in Full Force and Effect. That the Obligations of Borrower and Guarantors to Agent and Lenders, except as expressly modified herein, remain in full force and effect, and shall not be released, impaired, diminished or in any other way modified or amended as a result of the execution and delivery of this Agreement or by the agreements and undertakings of the parties contained herein; and

(j)     Generally as to this Agreement. That (i) it has the legal power and authority to execute and deliver this Agreement; (ii) the officer executing this Agreement on its behalf has been duly authorized to execute and deliver the same and bind it with respect to the provisions hereof; (iii) its execution and delivery hereof and its performance and observance of the provisions hereof do not (a) violate or conflict with (I) any of its organizational documents or (II) any law applicable thereto or (b) result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against it, in the case of clauses (a)(I) and (b), in any material respect; (iv) except with respect to the Designated Events of Default, no Default or Event of Default exists under the Loan Agreement, nor will any occur as a result of the execution and delivery of this Agreement or by the performance or observance of any provision hereof; (v) it is not aware of any claim or offset against, or defense or counterclaim to, any of its obligations or liabilities under the Loan Agreement or any other Loan Document; and (vi) this Agreement and each document executed in connection herewith constitute its valid and binding obligations in every respect, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.             Forbearance by Agent and Lenders.

(a)     Forbearance Period. At the request of Borrower, Agent and Lenders agree to forbear from the exercise of their rights and remedies, whether at law, in equity, by agreement or otherwise, available to Agent and/or Lenders as a result of the Designated Events of Default, as of the Effective Date until the earliest to occur of the following: (i) the occurrence of any Event of Default under any of the Loan Documents (other than the Designated Events of Default); and (ii) April 6, 2015 (the period beginning on the Effective Date and terminating on the earliest of such dates (in each case subject to extension by the Agent in its sole discretion) being hereinafter referred to as the “Forbearance Period”).

(b)     Termination of Forbearance Period. Upon the termination of the Forbearance Period pursuant to any of clauses (i) through (ii) of paragraph (a) above, all forbearances, deferrals and indulgences granted by Agent and Lenders in paragraph (a) above shall immediately terminate and Agent and Lenders shall thereupon have, and shall be entitled to exercise, any and all rights and remedies which Agent and Lenders may have upon the occurrence of an Event of Default, including, without limitation, the Designated Events of Default, and the Obligations shall become immediately due and payable.

(c)     Forbearance Period Interest. Borrower acknowledges and agrees that Agent and Lenders hereby are accruing interest at the default rate described in Section 1.1 of the Loan Agreement to the extent of interest accrued during the period from the occurrence of the earliest to occur of the Designated Events of Default (including, without limitation, during the period from the Effective Date through and including the expiration or termination of the Forbearance Period) against the Loans and all other Obligations.

(d)     Acknowledgements regarding Forbearance. Other than the Term Sheet, Borrower acknowledges that neither Agent nor Lenders have made any assurances concerning (i) any possibility of an extension of the Forbearance Period; (ii) the manner in which or whether the Designated Events of Default may be resolved; or (iii) any additional forbearance, waiver, restructuring or other accommodations. Borrower agrees that the running of all statutes of limitation and the doctrine of laches applicable to all claims or causes of action that Agent or Lenders may be entitled to take or bring in order to enforce their rights and remedies against Borrower are, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

(e)     Acknowledgement regarding Agent’s Inspection Rights. Borrower acknowledges and confirms its obligations and the rights of the Agent under Section 7.9 of the Loan Agreement.

(f)     General Cooperation from Borrower’s Boards and Advisors. Subject to privilege and other confidentiality requirements, Borrower shall, and shall cause its officers, directors, employees and advisors to, cooperate fully with Agent (acting at the direction of the Lenders) and its designees in furnishing information available to Borrower as and when requested by Agent or its designees regarding the Collateral (as defined in the Security Agreement) or Borrower’s financial affairs, finances, financial condition, business and operations. At the reasonable request of Agent, subject to privilege and other confidentiality requirements, the chief executive officer and the chief financial officer of Borrower and such other officers, directors, employees and advisors of Borrower requested by Agent or its designees, shall make themselves available to discuss any matters regarding the Collateral or Borrower’s financial affairs, financial condition, business and operations, all upon reasonable notice during normal business hours, and shall direct and authorize all such persons and entities to fully disclose to Agent and its designees all information requested by Agent or its designees regarding the foregoing.

5.             Agreement to Complete the Restructuring.

(a)     Subject to the terms and conditions of this Agreement and through the end of the Forebearance Period, Borrower agrees to use its best efforts to complete the Restructuring. In the event that Borrower (i) fails to use its best efforts to complete the Restructuring, (ii) encourages, solicits, initiates, facilitates, or continues discussions regarding a Different Restructuring, (iii) enters into discussions or negotiations with, or provides any information to, any person concerning a possible Different Restructuring, (iv) enters into an agreement or other instrument (whether or not binding) regarding a Different Restructuring, or (v) refuses to consummate the Restructuring without a material change to the Term Sheet, and the Restructuring is not consummated, Borrower shall pay to the Agent, a non-refundable closing fee in an amount equal to $2,000,000 (“Closing Fee”) payable in immediately available funds and pay all reasonable professional fees and expenses of Agent and its counsel (Willkie Farr & Gallagher LLP).

(b)     Subject to the terms and conditions of this Agreement and through the 90th day following the date hereof, each Shareholder agrees to use its best efforts to complete the Restructuring in the manner described in Exhibit A. In the event that any Shareholder (i) fails to use its best efforts to complete the Restructuring, (ii) encourages, solicits, initiates, facilitates, or continues discussions regarding a Different Restructuring, (iii) enters into discussions or negotiations with, or provides any information to, any person concerning a possible Different Restructuring, (iv) enters into an agreement or other instrument (whether or not binding) regarding a Different Restructuring, or (v) refuses to consummate the Restructuring without a material change to the Term Sheet, and the Restructuring is not consummated, the Shareholders shall pay to the Agent, the Closing Fee and pay all reasonable professional fees and expenses of Agent and its counsel, to the extent such Closing Fee and professional fees and expenses of Agent are not paid by Borrower.

6.             Junior Lender’s Obligation to Support the Restructuring.

(a)     Junior Lender agrees to exchange its $1,500,000 loan to the Borrower for Loans of an equal amount under the Loan Agreement (or any replacement thereof under the Restructuring).

(b)     Junior Lender agrees to provide, on the date that the Restructuring is consummated, $500,000 in common equity to the Borrower in a manner non-dilutive to the 51% equity share held by Melody and the 15% equity share reserved for the Borrower’s management.

7.             Direction and Indemnification. Each of the Lenders hereto:

(a)     confirms that it is a beneficial holder of Loans in the amount set forth on its signature page to this Agreement;

(b)     exercises its rights pursuant to Section 14.4 of the Loan Agreement and directs the Agent to execute and deliver this Agreement and take the actions contemplated herein; and

(c)     agrees with the other Lenders signatory hereto (and such Lenders successors and assigns), to indemnify and hold harmless, in an amount equal to its pro rata share (based on its respective principal amounts of its outstanding Loans as a proportion of the total outstanding Loans of the Lenders party hereto), the Agent and each other Agent-related Person, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time be imposed on, incurred by or asserting against such Agent or Agent-related Person in any way relating to or arising out of, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing (the foregoing to be in addition to any rights of compensation or indemnification granted to the Agent pursuant to the Loan Documents); provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent’s or Agent-related Person’s gross negligence or willful misconduct; provided, further, that no action taken or refrained from in accordance with the directions or consent of the Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section.

8.             Conditions Precedent. Prior to or simultaneous with closing, and as a condition to closing, of the Restructuring:

(a)     Agent shall have received this Agreement duly executed by Borrower, Guarantors, Agent and the Lenders;

(b)     No Potential Event of Default or Event of Default shall exist except the Designated Events of Default;

(c)     The Borrower shall form a wholly-owned Subsidiary and shall cause all of its oil and gas assets to be contributed to such Subsidiary pursuant to assignment and conveyance instruments acceptable to, and approved in writing by, Agent. The Borrower shall pledge the equity of such Subsidiary to the Agent as Collateral for the Obligations. In addition, such Subsidiary shall guarantee the Obligations and pledge substantially all its assets as Collateral in accordance with the Security Documents; and

(d)     Borrower shall have paid all professional fees and expenses of Agent and its counsel (Willkie Farr & Gallagher LLP), and Borrower’s counsel (Carrington, Coleman, Sloman & Blumenthal, L.L.P.) that have been invoiced prior to the Restructuring Date.

9.           Representations and Warranties. Borrower hereby represents and warrants that, as of the date hereof: (a) except with respect to the representations and warranties in the Loan Agreement that may be untrue or incorrect as a result of the occurrence or existence of one or more of the Designated Events of Default, the representations and warranties contained in the Loan Agreement are true and correct in all material respects as of such date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); (b) other than the Designated Events of Default, no Default or Event of Default has occurred and is continuing, (c) the execution delivery and performance of this Amendment are within the corporate power and authority of such Loan Party and have been duly authorized by all necessary corporate action and proceedings; (d) this Agreement and the other Loan Documents each constitute the legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (iii) implied covenants of good faith and fair dealing; (e) there are no consents, authorizations or approvals by any Governmental Authority or third party required in connection with the execution, delivery, and performance by each Loan Party of this Agreement or the other Loan Documents, or the enforceability of this Agreement or the other Loan Documents; and (f) Borrower has not incurred any liability, contingent or otherwise, for broker’s or finders’ fees relating to the transactions contemplated by this Agreement for which Agent, any Lender or any of their respective Affiliates shall have any responsibility.

10.         Reaffirmation. Borrower and each Guarantor (a) represents and warrants that it has no defenses to the enforcement of any Loan Document to which it is a party, (b) reaffirms the terms of and its obligations (and the security interests granted by it) under each Loan Document to which it is a party, and agrees that each such Loan Document will continue in full force and effect to secure the Obligations as the same may be amended, supplemented or otherwise modified heretofore, hereby and from time to time hereafter, and such other amounts in accordance with the terms of such Loan Document, and (c) acknowledges, represents, warrants and agrees that the liens and security interests granted by it pursuant to the Security Documents are valid and subsisting and create a security interest to secure the Obligations.

11.          Consent of Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the terms of this Agreement and hereby confirms, reaffirms and ratifies in all respects the Guaranty Agreement to which it is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement), as amended or restated, and the enforceability of such Guaranty Agreement against such Guarantor in accordance with its terms.

12.          Reservation of Rights. Borrower acknowledges and agrees that Agent and Lenders (a) have not acquiesced to any noncompliance by Borrower with the exact terms of the Loan Agreement relating to any Event of Default (other than the temporary forbearance regarding the Designated Events of Default), (b) except as otherwise provided for in this Agreement, intend to strictly enforce the terms of the Loan Agreement and the other Loan Documents, in the exercise of their sole and absolute discretion, and (c) hereby reserve all rights, powers and remedies under the Loan Agreement and the other Loan Documents with respect to the Designated Events of Default (upon termination of the Forbearance Period) and any other noncompliance with the terms of the Loan Agreement or any of the other Loan Documents.

13.          Receipt and Application of Payments. Borrower acknowledges and agrees that Agent and Lenders shall be entitled during the Forbearance Period to accept such payments and proceeds as are remitted to it pursuant to any provision of the Loan Documents or this Agreement, that Agent and Lenders shall be entitled to apply any and all such proceeds and payments against the liabilities and Obligations owed by Borrower to Lenders in such order of application as set forth in the Loan Documents, and that the acceptance by Agent or Lenders of any such proceeds and payments as are remitted to it pursuant to the Loan Documents or this Agreement or otherwise shall in no way affect or impair the status of the indebtedness owed to Lenders by Borrower or be deemed to be a waiver of any Events of Default or any acquiescence therein.

14.          RELEASE. BORROWER, THE OTHER LOAN PARTIES, AND THEIR AFFILIATES ON BEHALF OF THEMSELVES AND THEIR RELATED PARTIES, HEREBY ACKNOWLEDGES AND AGREES THAT IT DOES NOT HAVE ANY DEFENSES, COUNTERCLAIMS, OFFSETS, CROSS-COMPLAINTS, CLAIMS OR DEMANDS OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THE LIABILITY OF BORROWER TO REPAY LENDERS AS PROVIDED IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR ANY LENDER PARTY HERETO. BORROWER, THE OTHER LOAN PARTIES, AND THEIR AFFILIATES ON BEHALF OF THEMSELVES AND THEIR RELATED PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, LENDERS PARTY HERETO AND AGENT'S AND EACH LENDER PARTY HERETO'S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, OR EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS FULLY EXECUTED, WHICH ANY OF BORROWER, THE OTHER LOAN PARTIES, AND THEIR AFFILIATES OR THEIR RELATED PARTIES MAY NOW OR HEREAFTER HAVE AGAINST AGENT OR ANY LENDER PARTY HERETO IN THEIR CAPACITIES AS SUCH, AND AGENT'S OR ANY LENDER PARTY HERETO'S PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, IN THEIR CAPACITIES AS SUCH, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THIS AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION AND EXECUTION OF THIS AGREEMENT.

15.          Miscellaneous.

(a)     Entire Agreement. This Agreement reflects the entire understanding of the parties with respect to the subject matter herein contained and supersedes any prior agreements, whether written or oral, in regard thereto.

(b)     Full Force and Effect. Except as expressly modified herein during the Forbearance Period, all terms of the Loan Agreement and the Loan Documents shall be and shall remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrower.

(c)     No Waiver. This Agreement is not intended to operate as, and shall not be construed as, a waiver of any Event of Default, whether known to Agent or Lenders or unknown, as to which all rights of Agent and Lenders shall remain reserved.

(d)     Loan Document. This is a Loan Document for the purposes and provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Loan Agreement.

(e)     Governing Law. This Agreement shall be governed by, and shall be construed in accordance with, the laws of the State of New York and all applicable laws of the United States of America.

(f)     WAIVER OF RIGHT TO JURY TRIAL. BORROWER WAIVES TRIAL BY JURY AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY A JUDGE OF A COURT OF COMPETENT JURISDICTION.

(g)     Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same agreement among the parties. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile or other electronic transmission a signature page of this Agreement signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature.

(h)     No Novation. This Agreement is given as an amendment and modification of, and not as payment of, the indebtedness of Borrower and each Guarantor under the Notes, the Loan Agreement and the other Loan Documents and is not intended to constitute a novation of the Notes, the Loan Agreement or any of the other Loan Documents. All of the indebtedness liabilities and obligations owing by Borrower and each Guarantor under the Notes, the Loan Agreement and the other Loan Documents shall continue.

(i)     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Borrower, each Guarantor, Agent, and each Lender and their respective successors, assigns and legal representatives; provided, however, neither Borrower nor any Guarantor, without the prior consent of the Agent, may assign any of its rights, powers, duties or obligations hereunder.

(j)     Expenses. Without limiting the provision of Section 12.1 of the Loan Agreement, Borrower and Guarantors agree to pay all out of pocket expenses (including without limitation reasonable fees and expenses of any counsel, financial advisor, industry advisor and agent for Agent or any Lender) incurred before or after the date hereof by Agent, any Lender and their respective Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the Loan Documents.

(k)     Captions. The captions to the Sections and paragraphs of this Agreement are for the convenience of the parties only, and are not a part of this Agreement.

(l)     Time of the Essence. Time is of the essence under this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

BORROWER

TRANSCOASTAL CORPORATION, as Borrower

By:
Name:
Its:

[Signature Page to Eighth Amendment to Loan Agreement and Forbearance Agreement]

SHAREHOLDERS

By:
Name: Stuart G. Hagler

By:
Name: David J. May

By:
Name: W.A. Westmoreland

[Signature Page to Eighth Amendment to Loan Agreement and Forbearance Agreement]

AGENT

MELODY BUSINESS FINANCE, LLC, as Agent

By:
Name:
Its:

LENDER

MELODY BUSINESS FINANCE, LLC, as Lender

By:
Name:
Its:

[Signature Page to Eighth Amendment to Loan Agreement and Forbearance Agreement]

JUNIOR LENDER

Name: Dalton Lott

[Signature Page to Eighth Amendment to Loan Agreement and Forbearance Agreement]

Acknowledged and agreed:

TRANSCOASTAL PARTNERS, LLC, as Loan Party

By:
Name:
Its:

[Signature Page to Eighth Amendment to Loan Agreement and Forbearance Agreement]

Ratification of Guaranties

Each of the undersigned, as guarantors of the obligations under one or more Guaranty Agreements (each, as amended, restated and amended and restated, “Guaranty Agreement”), hereby (a) consents and agrees to this Forbearance Agreement, including without limitation, the terms and provisions of Sections 10, 11, 14, 15(h), 15(i) and 15(j) thereof, and (b) confirms and agrees that is Guaranty Agreement, as amended or restated prior to or concurrently with the execution of this Agreement, is and shall continue to be in full force and effect and is ratified and confirmed in all respects, except that, on and after the Effective Date, each reference in any Guaranty Agreement to the “Loan Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement as modified by the Agreement.

By:
Name: Stuart G. Hagler

By:
Name: David J. May

By:
Name: W.A. Westmoreland

CORETERRA OPERATING, LLC

By:
Name: Stuart G. Hagler

Title: Manager

[Signature Page to Eighth Amendment to Loan Agreement and Forbearance Agreement]

Consent of Spouse

The undersigned, being the spouse of Stuart G. Hagler, in order to induce the Administrative Agent and Lenders to forbear from the current exercise of their rights and remedies provided for in the Agreement, based, in part, on the foregoing Ratification of Guaranties, hereby consents to the foregoing Ratification of Guaranties and agrees that all assets listed on any financial statement of Stuart G. Hagler submitted to the Agent from time to time are subject to his liability under the Guaranty Agreement (as defined therein). Without limitation of the foregoing, by execution of this consent, the undersigned acknowledges that it understands the contents of the Ratification of Guaranties (and the Guaranty Agreement) and is aware that, by the provisions thereof, all assets of Stuart G. Hagler, including any community interest, are subject to the Stuart G. Hagler’s liability under the Guaranty Agreement.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has executed this Consent of Spouse on the date and year first above written.

By:
Name: Jennifer Hagler

Consent of Spouse

The undersigned, being the spouse of David A. May, in order to induce the Administrative Agent and Lenders to forbear from the current exercise of their rights and remedies provided for in the Agreement, based, in part, on the foregoing Ratification of Guaranties, hereby consents to the foregoing Ratification of Guaranties and agrees that all assets listed on any financial statement of David A. May submitted to the Agent from time to time are subject to his liability under the Guaranty Agreement (as defined therein). Without limitation of the foregoing, by execution of this consent, the undersigned acknowledges that it understands the contents of the Ratification of Guaranties (and the Guaranty Agreement) and is aware that, by the provisions thereof, all assets of David A. May, including any community interest, are subject to the David A. May’s liability under the Guaranty Agreement.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has executed this Consent of Spouse on the date and year first above written.

By:
Name: Roseanne May

Consent of Spouse

The undersigned, being the spouse of W.A. Westmoreland, in order to induce the Administrative Agent and Lenders to forbear from the current exercise of their rights and remedies provided for in the Agreement, based, in part, on the foregoing Ratification of Guaranties, hereby consents to the foregoing Ratification of Guaranties and agrees that all assets listed on any financial statement of W.A. Westmoreland submitted to the Agent from time to time are subject to his liability under the Guaranty Agreement (as defined therein). Without limitation of the foregoing, by execution of this consent, the undersigned acknowledges that it understands the contents of the Ratification of Guaranties (and the Guaranty Agreement) and is aware that, by the provisions thereof, all assets of W.A. Westmoreland, including any community interest, are subject to the W.A. Westmoreland’s liability under the Guaranty Agreement.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has executed this Consent of Spouse on the date and year first above written.

By:
Name: Keri L. Westmoreland